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EXHIBIT 10.03


                                 FIRST AMENDMENT

                                       TO

                         SENIOR SECURED CREDIT AGREEMENT


         FIRST AMENDMENT, dated as of November 12, 2001 (this "Amendment") to the Security Agreement dated as of October 13, 2000 (the "Security Agreement"), by and among ZymeTx, Inc., a Delaware corporation (the "Grantor"), Palladin Opportunity Fund, LLC ("POF"), Halifax Fund L.P. ("HF") (POF and HF are hereinafter collectively referred to as the "Class A Lenders"), and the initial Class B Lenders (as that term is defined herein)(the Class A Lenders and Class B Lenders are hereinafter collectively referred to as the Lenders").

         WHEREAS, the Grantor and the Class A Lenders have entered into a Security Agreement, dated as of October 13, 2000, in connection with the purchase of $2,000,000 of 5% Senior Secured Convertible Debentures ("Debentures") of the Grantor pursuant to which the Class A Lenders were granted a security interest in certain assets of the Grantor, on the terms and conditions set forth therein; and

         WHEREAS, the Grantor has undertaken an offering whereby it shall sell up to an aggregate of $1,000,000 principal amount of 12% promissory notes (the "Offering")(the form of which is annexed hereto as Exhibit A) due on the earliest of (i) May 31, 2002, (ii) the consummation of the sale or exchange (including by way of merger) of all or substantially all of the outstanding shares of common stock of the Company, or (iii) the date of consummation of certain mergers or consolidations of the Company (the "Notes") to certain persons (the "Class B Lenders");

         WHEREAS, in connection with the sale of the Notes, the Grantor has agreed to grant the Class B Lenders a security interest in the Grantor's assets of up to a maximum of $200,000 on a pari passu basis with the security held by the Class A Lenders, provided that a minimum of $500,000 is raised from the Class B Lenders; and

         WHEREAS, the Grantor and the Class A Lenders desire to amend the Security Agreement in order to grant such security interests to the Class B Lenders; and

         WHEREAS, in order to effect such amendment to the Security Agreement, the parties hereby agree to (i) amend the definition of "Indebtedness" in the Security Agreement to include the Notes; (ii) amend Schedule A of the Security Agreement in order to include the Class B Lenders; (iii) amend Section 3.2(a) in order to include the Class B Lenders' right to accelerate the indebtedness; and
(iv) amend Section 3.2(i) to define the Class B Lender's rights to proceeds of any foreclosure or realization upon the Collateral.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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         1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Security Agreement.

         2. In order to effect the amendment of the Security Agreement, the Security Agreement is hereby amended as follows:

                  a. Indebtedness. The Security Agreement is hereby amended so as to add the Notes to the definition of Indebtedness contained in
         Section 1.1 thereof.

                  b. Amendment to Schedule A of the Security Agreement. Schedule A of the Security Agreement is hereby amended to be and read as Schedule A annexed hereto so as to add all purchasers of the Notes under the heading "Class B Lenders." The parties hereby acknowledge and agree that the Grantor may have multiple closings of the offering of the Notes, and that Schedule A shall updated from time to time as Grantor sells and issues the Notes to Class B Lenders, with the names and addresses of all Class B Lenders being added to Schedule A until such time that Grantor's offering shall be deemed completed under the terms of the offering. The Grantor, Class A Lenders and existing Class B Lenders hereby agree and acknowledge that such additional Class B Lenders shall be automatically added to Schedule A without further action required by the Grantor, Class A Lenders or existing Class B Lenders.

                  c. Amendment to Section 3.2(a) of the Security Agreement.
         Section 3.2(a) shall be amended to read as follows:

                  (a) Accelerate Indebtedness. (1) Class A Lenders may declare their share of the Indebtedness immediately due and payable, upon three business days' notice, if prior notice with respect to an Event of Default (as that term is defined herein) shall not have been previously given; (2) Class B Lenders may declare their share of the Indebtedness immediately due and payable, without further notice to the Grantor, upon an Event of Default (as that term is defined herein or in the Notes); and (3) the occurrence of an Event of Default by Grantor with respect to either the Class A Lenders or the Class B Lenders, shall be deemed to be the occurrence of an Event of Default by Grantor with respect to all classes of Lenders.

                           Except where this Security Agreement specifies to the
                  contrary by referring to Class A Lenders or Class B Lenders, including, without limitation, this Section 3.2(a) of this Security Agreement, any action that may be taken by the Lenders under this Security Agreement (including, without limitation, directions, demands or requests made to the Grantor, and the granting of consents or waivers of Grantor's obligations) shall be taken only with the consent and approval of a majority in interest of the Lenders. For so long as any obligations remain outstanding on the Notes, majority in interest shall mean Lenders who hold not less than fifty percent (50%) of the obligations outstanding on the Indebtedness. For purposes of the preceding sentence, Indebtedness owing to the Class B Lenders shall be deemed not to exceed $200,000.

                  d. Amendment to Section 3.2(i) of the Security Agreement.
         Section 3.2(i) of the Security Agreement is hereby amended to read as follows:


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                  (i) Application of Proceeds. The proceeds of any foreclosure or realization upon the Collateral shall be applied to the Class A Lenders and Class B Lenders on a pari passu basis until the Class B Lenders have received an aggregate of $200,000 worth of proceeds from the Collateral, at which time the Class B Lenders security interests shall be deemed satisfied and the amount of proceeds in excess of $200,000 shall be applied directly to the Class A Lenders until all Indebtedness owing to the Class A Lenders have been paid in full. All such proceeds shall be distributed in the following manner:

                           (A) First, to the reasonable costs and expenses of collection incurred;

                           (B) Second, to overdue interest and fees;

                           (C) Third, to the outstanding principal amount of the Indebtedness;

                           (D) Fourth, any excess to the Grantor or other party or parties in accordance with applicable law or court order.

         3. Grantor acknowledges and agrees to perfect both the Class A Lenders and Class B Lenders security interests as provided for in Section 2.2 of the Security Agreement.

         4. Grantor hereby represents that $500,000 has been raised under the Offering and, accordingly, the Class B Lenders are being granted the security interests provided herein.

         5. Effectiveness of Amendment. Pursuant to Section 4.1 of the Security Agreement, this Amendment shall become effective upon the execution and delivery of this Agreement by the Grantor, Class A Lenders and Class B Lenders.

         6. Effect on Security Agreement. The Security Agreement shall continue in full force and effect as amended by this Amendment. From and after the date hereof, all references to the Security Agreement shall be deemed to mean the Security Agreement as amended by this Amendment.

         7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR FULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


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         In WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                              ZYMETX, INC.

                              By:  /s/ Norman R. Proulx
                                   --------------------------------------------
                                       Name:    Norman R. Proulx
                                       Title:   Chief Executive Officer

                              PALLADIN OPPORTUNITY FUND, LLC
                              By:      Palladin Asset Managment, LLC
                                       Managing Member

                              By:  /s/ Robert Chender
                                   --------------------------------------------
                                       Name:    Robert Chender
                                       Title:   Managing Director






                              HALIFAX FUND, L.P.
                              By:      The Palladin Group, L.P.
                                       Attorney-in-Fact

                              By:      Palladin Capital Management, LLC
                                       General Partner

                              By:  /s/ Robert Chender
                                   --------------------------------------------
                                       Name:    Robert Chender
                                       Title:   Managing Director


                              [Class B Lenders]


                              By:  ______________________________________




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                                   SCHEDULE A


                         Identity and Address of Lenders
                         -------------------------------


Class A Lenders
---------------

Palladin Opportunity Fund, LLC 195
Maplewood Avenue
Maplewood, N.J. 07040



Halifax Fund, L.P.
195 Maplewood Avenue
Maplewood, N.J. 07040


Class B Lenders
---------------